American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
Unaudited

	March 31
ASSETS	2018	2017

Cash and due from banks	$18,772	$27,418
Interest-bearing deposits in other banks	57,881	67,372

Securities available for sale, at fair value	312,668	292,567
Restricted stock, at cost	5,221	5,492
Loans held for sale	1,792	1,872

Loans	1,321,221	1,219,958
Less allowance for loan losses	(13,575)	(13,108)
Net Loans	1,307,646	1,206,850

Premises and equipment, net	25,759	25,658
Other real estate owned, net	1,716	1,664
Goodwill	43,872	43,872
Core deposit intangibles, net	1,114	1,554
Bank owned life insurance	18,566	18,270
Accrued interest receivable and other assets	22,567	23,216

Total assets	$1,817,574	$1,715,805

Liabilities
Demand deposits -- noninterest-bearing	$400,225	$381,247
Demand deposits -- interest-bearing	233,973	222,356
Money market deposits	409,290	314,495
Savings deposits	134,171	126,774
Time deposits	381,592	371,232
Total deposits	1,559,251	1,416,104

Customer repurchase agreements	10,466	47,776
Long-term borrowings	—	9,985
Junior subordinated debt	27,851	27,749
Accrued interest payable and other liabilities	10,166	9,950
Total liabilities	1,607,734	1,511,564

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,	—	—
none outstanding
Common stock, $1 par, 20,000,000 shares authorized,
8,675,033 shares outstanding at March 31, 2018 and	8,621	8,591
8,638,744 shares outstanding at March 31, 2017	76,525	75,445
Capital in excess of par value	131,299	121,590
Retained earnings	(6,605)	(1,385)
Accumulated other comprehensive loss, net	209,840	204,241
Total shareholders' equity

Total liabilities and shareholders' equity	$1,817,574	$1,715,805

Consolidated Statements of Income
(Dollars in thousands, except per share data)
Unaudited

	Three Months Ended
	March 31
	2018	2017
Interest and Dividend Income:
Interest and fees on loans	$14,657	$12,704
Interest and dividends on securities:
Taxable	1,324	1,154
Tax-exempt	419	635
Dividends	80	79
Other interest income	188	109
Total interest and dividend income	16,668	14,681

Interest Expense:
Interest on deposits	1,825	1,200
Interest on short-term borrowings	10	28
Interest on long-term borrowings	—	80
Interest on junior subordinated debt	290	239
Total interest expense	2,125	1,547

Net Interest Income	14,543	13,134
Provision for loan losses	(44)	300

Net Interest Income After Provision
for Loan Losses	14,587	12,834

Noninterest Income:
Trust fees	929	912
Service charges on deposit accounts	551	523
Other fees and commissions	703	673
Mortgage banking income	450	529
Securities gains, net	121	259
Brokerage fees	222	192
Income from Small Business Investment Companies	155	26
Other	202	157
Total noninterest income	3,333	3,271

Noninterest Expense:
Salaries	4,997	4,799
Employee benefits	1,175	1,120
Occupancy and equipment	1,128	1,068
FDIC assessment	146	129
Bank franchise tax	281	256
Core deposit intangible amortization	77	165
Data processing	422	487
Software	305	279
Other real estate owned, net	30	43
Other	2,141	2,095
Total noninterest expense	10,702	10,441

Income Before Income Taxes	7,218	5,664
Income Taxes	1,406	1,601
Net Income	$5,812	$4,063

Net Income Per Common Share:
Basic	$0.67	$0.47
Diluted	$0.67	$0.47
Average Common Shares Outstanding:
Basic	8,669,728	8,633,219
Diluted	8,687,351	8,651,139

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2018	2017	2017	2018	2017
EARNINGS
Interest income	$16,668	$16,480	$14,681	$16,668	$14,681
Interest expense	2,125	2,117	1,547	2,125	1,547
Net interest income	14,543	14,363	13,134	14,543	13,134
Provision for loan losses	(44)	(74)	300	(44)	300
Noninterest income	3,333	3,804	3,271	3,333	3,271
Noninterest expense	10,702	11,021	10,441	10,702	10,441
Income taxes	1,406	5,100	1,601	1,406	1,601
Net income	5,812	2,120	4,063	5,812	4,063

PER COMMON SHARE
Income per share - basic	$0.67	$0.25	$0.47	$0.67	$0.47
Income per share - diluted	0.67	0.24	0.47	0.67	0.47
Cash dividends paid	0.25	0.25	0.24	0.25	0.24
Book value per share	24.19	24.13	23.64	24.19	23.64
Book value per share - tangible (a)	19.00	18.92	18.38	19.00	18.38
Closing market price	37.60	38.30	37.25	37.60	37.25

FINANCIAL RATIOS
Return on average assets	1.28%	0.47%	0.96%	1.28%	0.96%
Return on average equity	11.10	4.00	7.99	11.10	7.99
Return on average tangible equity (b)	14.29	5.21	10.56	14.29	10.56
Average equity to average assets	11.52	11.64	11.97	11.52	11.97
Tangible equity to tangible assets (a)	9.30	9.24	9.51	9.30	9.51
Net interest margin, taxable equivalent	3.46	3.46	3.44	3.46	3.44
Efficiency ratio (c)	59.79	59.93	62.97	59.79	62.97
Effective tax rate	19.48	70.64	28.27	19.48	28.27

PERIOD-END BALANCES
Securities	$317,889	$327,447	$298,059	$317,889	$298,059
Loans held for sale	1,792	1,639	1,872	1,792	1,872
Loans, net of unearned income	1,321,221	1,336,125	1,219,958	1,321,221	1,219,958
Goodwill and other intangibles	44,986	45,063	45,426	44,986	45,426
Assets	1,817,574	1,816,078	1,715,805	1,817,574	1,715,805
Assets - tangible (a)	1,772,588	1,771,015	1,670,379	1,772,588	1,670,379
Deposits	1,559,251	1,534,726	1,416,104	1,559,251	1,416,104
Customer repurchase agreements	10,466	10,726	47,776	10,466	47,776
Other short-term borrowings	—	24,000	—	—	—
Long-term borrowings	27,851	27,826	37,734	27,851	37,734
Shareholders' equity	209,840	208,717	204,241	209,840	204,241
Shareholders' equity - tangible (a)	164,854	163,654	158,815	164,854	158,815

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2018	2017	2017	2018	2017
AVERAGE BALANCES
Securities (d)	$312,783	$304,254	$324,588	$312,783	$324,588
Loans held for sale	2,037	4,269	2,414	2,037	2,414
Loans, net of unearned income	1,338,058	1,301,833	1,195,560	1,338,058	1,195,560
Interest-earning assets	1,698,451	1,695,091	1,574,460	1,698,451	1,574,460
Goodwill and other intangibles	45,031	45,109	45,517	45,031	45,517
Assets	1,818,429	1,820,499	1,699,730	1,818,429	1,699,730
Assets - tangible (a)	1,773,398	1,775,390	1,654,213	1,773,398	1,654,213
Interest-bearing deposits	1,157,122	1,109,286	1,021,110	1,157,122	1,021,110
Deposits	1,557,149	1,520,665	1,392,117	1,557,149	1,392,117
Customer repurchase agreements	12,247	42,540	45,106	12,247	45,106
Other short-term borrowings	2,183	951	11,833	2,183	11,833
Long-term borrowings	27,836	34,331	37,717	27,836	37,717
Shareholders' equity	209,433	211,864	203,459	209,433	203,459
Shareholders' equity - tangible (a)	164,402	166,755	157,942	164,402	157,942

CAPITAL
Average shares outstanding - basic	8,669,728	8,648,494	8,633,219	8,669,728	8,633,219
Average shares outstanding - diluted	8,687,351	8,668,765	8,651,139	8,687,351	8,651,139

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,603	$13,858	$12,801	$13,603	$12,801
Provision for loan losses	(44)	(74)	300	(44)	300
Charge-offs	(44)	(280)	(49)	(44)	(49)
Recoveries	60	99	56	60	56
Ending balance	$13,575	$13,603	$13,108	$13,575	$13,108

LOANS
Construction and land development	$93,031	$123,147	$130,691	$93,031	$130,691
Commercial real estate	624,164	637,701	538,069	624,164	538,069
Residential real estate	207,256	209,326	216,035	207,256	216,035
Home equity	108,024	109,857	110,844	108,024	110,844
Commercial and industrial	284,257	251,666	219,455	284,257	219,455
Consumer	4,489	4,428	4,864	4,489	4,864
Total	$1,321,221	$1,336,125	$1,219,958	$1,321,221	$1,219,958

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$273	$359	$1,061	$273	$1,061
Nonaccrual	1,598	2,201	2,428	1,598	2,428
Other real estate owned	1,716	1,225	1,664	1,716	1,664
Nonperforming assets	$3,587	$3,785	$5,153	$3,587	$5,153

American National Bankshares Inc.
Financial Highlights
Unaudited

(Dollars in thousands, except per share data)
	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2018	2017	2017	2018	2017
ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.03%	1.02%	1.07%	1.03%	1.07%
Allowance for loan losses to
nonperforming loans	725.55	531.37	375.70	725.55	375.70
Nonperforming assets to total assets	0.20	0.21	0.30	0.20	0.30
Nonperforming loans to total loans	0.14	0.19	0.29	0.14	0.29
Annualized net charge-offs (recoveries)
to average loans	0.00	0.06	0.00	0.00	0.00

OTHER DATA
Fiduciary assets at period-end (e) (f)	$509,668	$518,284	$519,901	$509,668	$519,901
Retail brokerage assets at period-end (e) (f)	$316,064	$321,151	$292,505	$316,064	$292,505
Number full-time equivalent employees (g)	326	328	326	326	326
Number of full service offices	26	26	27	26	27
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	34	34	34

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended March 31, 2018 and 2017
	(Dollars in thousands)
	Unaudited
			Interest
	Average Balance		Income/Expense		Yield/Rate

	2018	2017	2018	2017	2018	2017
Loans:
Commercial	$258,552	$219,922	$2,444	$2,054	3.83%	3.79%
Real estate	1,077,243	973,215	12,189	10,624	4.53	4.37
Consumer	4,300	4,837	76	91	7.17	7.63
Total loans	1,340,095	1,197,974	14,709	12,769	4.40	4.27

Securities:
Federal agencies & GSEs	103,199	96,965	517	442	2.00	1.82
Mortgage-backed & CMOs	108,826	78,054	600	413	2.21	2.12
State and municipal	86,336	131,397	634	1,152	2.94	3.51
Other	14,422	18,172	175	186	4.85	4.09
Total securities	312,783	324,588	1,926	2,193	2.46	2.70

Deposits in other banks	45,573	51,898	188	109	1.67	0.85

Total interest-earning assets	1,698,451	1,574,460	16,823	15,071	3.97	3.84

Non-earning assets	119,978	125,270

Total assets	$1,818,429	$1,699,730

Deposits:
Demand	$232,383	$215,930	11	11	0.02	0.02
Money market	410,171	305,639	783	241	0.77	0.32
Savings	130,708	124,250	9	9	0.03	0.03
Time	383,860	375,291	1,022	939	1.08	1.01
Total deposits	1,157,122	1,021,110	1,825	1,200	0.64	0.48

Customer repurchase agreements	12,247	45,106	1	1	0.03	0.01
Other short-term borrowings	2,183	11,833	9	27	1.65	0.91
Long-term borrowings	27,836	37,717	290	319	4.17	3.38
Total interest-bearing
liabilities	1,199,388	1,115,766	2,125	1,547	0.72	0.56

Noninterest bearing demand deposits	400,027	371,007
Other liabilities	9,581	9,498
Shareholders' equity	209,433	203,459
Total liabilities and
shareholders' equity	$1,818,429	$1,699,730

Interest rate spread					3.25%	3.28%
Net interest margin					3.46%	3.44%

Net interest income (taxable equivalent basis)			14,698	13,524
Less: Taxable equivalent adjustment (a)			155	390
Net interest income			$14,543	$13,134

Notes:

(a) - Calculated using 21% and 35% statutory tax rate in 2018 and 2017, respectively, due to tax rate change.